Loss per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Loss per share	Loss per share Basic loss per share is calculated by dividing the loss for the year attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year (see explanations regarding the impact of the SPAC Transaction over the weighted average number of ordinary shares in Note 4).
The following table reflects the loss and share data used in the basic and diluted loss per share calculations for the years ended December 31, 2022, 2021, and 2020:

	2022	2021	2020
Loss attributable to ordinary equity holders of the Company (in €‘000)	(304,778)	(319,672)	(43,256)
Weighted average number of ordinary shares outstanding	251,434,593	190,270,210	190,270,210
Basic and diluted loss per share (in €)	(1.21)	(1.68)	(0.23)
The Company only has ordinary shares. Refer to Note 23 for details about the Company’s share capital.
There is no difference between basic and diluted loss per share as the effect of the potential ordinary shares that would be issued by the Company under the First Special Fees Agreement, the Management Incentive Plan or the Public Warrants are anti-dilutive for all periods presented. Refer to Note 11.1, Note 11.3 and Note 27 for details on the First Special Fees Agreement, the Management Incentive Plan and the Public Warrants, respectively.
There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these consolidated financial statements.